UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10499

Name of Fund: BlackRock California Municipal 2018 Term Trust (BJZ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock California Municipal 2018 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2012

Date of reporting period: 12/31/2012

Item 1 – Report to Stockholders

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock California Municipal 2018 Term Trust (BJZ)

BlackRock Municipal 2018 Term Trust (BPK)

BlackRock New York Municipal 2018 Term Trust (BLH)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND	3

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts issue Auction Market Preferred Shares (“Preferred Shares”), which pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond trusts (”TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less the sum of its accrued liabilities). In addition, each Trust voluntarily limits its economic leverage to 50% of its total managed assets. As of December 31, 2012, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BJZ	35%
BPK	35%
BLH	36%
4	ANNUAL REPORT	DECEMBER 31, 2012

Municipal Market Overview

For the 12-Month Period Ended December 31, 2012

Municipal bonds delivered exceptional performance during the reporting period, with the S&P Municipal Bond Index gaining 7.42% for the 12 months ended December 31, 2012. Market conditions were favorable in 2012 even though supply picked up considerably from that seen in 2011. As the fiscal situation for municipalities continued to improve, the rate of new issuance came back in line with historical averages. Total new issuance for 2012 was $373 billion as compared to $288 billion in 2011. It is important to note that refunding activity has accounted for a large portion of supply in 2012 as issuers refinanced their debt at lower interest rates. Refunding issues are easily absorbed by the market because when seasoned bonds are refinanced, issuers re-enter the market via cheaper and predominantly shorter-maturity financing. Investors, in turn, support these new issues with the proceeds from bond maturities or coupon payments.

Increased supply was met with strong demand in 2012 as investors were starved for yield in a low-rate environment. Investors poured into municipal bond mutual funds, particularly those with long-duration and high-yield investment mandates as they tend to provide higher levels of income. For the year, flows into municipal funds have totaled $50.374 billion (according to the Investment Company Institute). Following an extensive period of significant outflows from late 2010 through mid-2011, these robust 2012 inflows are telling of the complete turnaround in confidence. Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold (i.e., more bonds are being called and maturing than being issued) and this theme remained intact for 2012.

In the spring, a resurgence of concerns about Europe’s financial crisis and weakening US economic data drove municipal bond yields lower and prices higher. In addition to income and capital preservation, investors were drawn to the asset class for its relatively low volatility. As global sentiment improved over the summer, municipal bonds outperformed the more volatile US Treasury market. The months of October and November, typically a period of waning demand and weaker performance, were positive for the municipal market in 2012 as supply-and-demand technicals continued to be strong going into the fourth quarter. Additionally, the perception of higher taxes given the outcome of the US Presidential election provided further support to municipal bond prices in November. December, however, was more volatile than the historical norm due to a partial unwinding of November’s rally coupled with seasonal year-end selling pressure amid heightened uncertainty around the fiscal cliff (i.e., automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012).

Overall, the municipal yield curve moved lower during the period from December 30, 2011 to December 31, 2012. As measured by Thomson Municipal Market Data, yields declined by 72 basis points (“bps”) to 2.83% on AAA-rated 30-year municipal bonds and by 11 bps to 1.72% on 10-year bonds, while yields on 5-year issues fell 4 bps to 0.81%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 67 bps, and in the 2- to 10-year range, the spread tightened by 6 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country as states set their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps, using aggressive revenue projections and accounting gimmicks. It has been over two years since the fiscal problems plaguing state and local governments first became highly publicized and the prophecy of widespread defaults across the municipal market has not materialized. Throughout 2012, total outstanding municipal bonds entering into debt service cash-payment default for the first time had an aggregate par value of $2.69 billion. This amount represents only 0.72% of total issuance for the year and 0.072% of total municipal bonds outstanding, as compared with 2011 when first-time defaults totaled 0.84% of issuance and 0.065% of outstanding. (Data provided by Bank of America Merrill Lynch.) BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

ANNUAL REPORT	DECEMBER 31, 2012	5

Trust Summary as of December 31, 2012	BlackRock California Municipal 2018 Term Trust

Trust Overview

BlackRock California Municipal 2018 Term Trust’s (BJZ) (the “Trust”) investment objectives seek to provide current income exempt from regular federal and California income taxes and to return $15 per common share to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended December 31, 2012, the Trust returned 3.92% based on market price and 6.16% based on NAV. The Trust’s peer group of closed-end funds in the Lipper California Municipal Debt Funds category posted an average return of 15.22% based on market price and 16.26% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s exposure to health care and industrial development revenue bonds contributed positively to performance as those sectors outperformed the broader municipal market during the period. The Trust’s lower quality holdings also had a positive impact as credit spreads narrowed. The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers that typically hold longer-dated issues as interest rates near the stated maturity date of the Trust remained essentially unchanged over the period, while interest rate declines were significantly greater further out on the yield curve, driving prices higher on longer-dated issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BJZ
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2012 ($16.21)[1]	4.26%
Tax Equivalent Yield[2]	6.55%
Current Monthly Distribution per Common Share[3]	$0.0575
Current Annualized Distribution per Common Share[3]	$0.6900
Economic Leverage as of December 31, 2012[4]	35%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 4.
6	ANNUAL REPORT	DECEMBER 31, 2012

BlackRock California Municipal 2018 Term Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	12/31/12	12/31/11	Change	High	Low
Market Price	$16.21	$16.34	(0.80)%	$17.13	$15.24
Net Asset Value	$15.81	$15.60	1.35%	$16.07	$15.34

The following charts show the sector, credit quality allocation and call/maturity structure of the Trust’s long-term investments:

Sector Allocation

	12/31/12	12/31/11
County/City/Special District/School District	25%	30%
Utilities	18	20
Transportation	17	16
Health	13	11
State	12	8
Corporate	8	8
Education	5	5
Housing	2	2

Credit Quality Allocation1

	12/31/12	12/31/11
AAA/Aaa	2%	7%
AA/Aa	47	47
A	27	21
BBB/Baa	19	20
Not Rated[2]	5	5
[1]	Using the higher of Standard & Poor’s (”S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[2]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of December 31, 2012 and December 31, 2011, the market value of these securities was $3,063,184 and $3,070,733, each representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Structure[3]

Calendar Year Ended December 31,

2013	24%
2014	5
2015	3
2016	—
2017	2
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	DECEMBER 31, 2012	7

Trust Summary as of December 31, 2012	BlackRock Municipal 2018 Term Trust

Trust Overview

BlackRock Municipal 2018 Term Trust’s (BPK) (the “Trust”) investment objectives seek to provide current income exempt from regular federal income tax and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended December 31, 2012, the Trust returned 5.46% based on market price and 8.42% based on NAV. The Trust’s peer group of closed-end funds in the Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 12.93% based on market price and 15.42% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s exposure to tobacco and industrial development revenue bonds contributed positively to performance as those sectors outperformed the broader municipal market during the period. The Trust’s lower quality holdings also had a positive impact as credit spreads narrowed. The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers that typically hold longer-dated issues as interest rates near the stated maturity date of the Trust were flat-to-slightly lower over the period, while interest rate declines were significantly greater further out on the yield curve, driving prices higher on longer-dated issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BPK
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2012 ($16.56)[1]	5.49%
Tax Equivalent Yield[2]	8.45%
Current Monthly Distribution per Common Share[3]	$0.0758
Current Annualized Distribution per Common Share[3]	$0.9096
Economic Leverage as of December 31, 2012[4]	35%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 4.
8	ANNUAL REPORT	DECEMBER 31, 2012

BlackRock Municipal 2018 Term Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	12/31/12	12/31/11	Change	High	Low
Market Price	$16.56	$16.59	(0.18)%	$17.47	$15.81
Net Asset Value	$16.07	$15.66	2.62%	$16.40	$15.64

The following charts show the sector, credit quality allocation and call/maturity structure of the Trust’s long-term investments:

Sector Allocation

	12/31/12	12/31/11
Corporate	18%	18%
County/City/Special District/School District	17	16
Transportation	13	10
State	13	15
Health	11	14
Utilities	11	10
Housing	10	10
Tobacco	5	5
Education	2	2

Credit Quality Allocation1

	12/31/12	12/31/11
AAA/Aaa	13%	12%
AA/Aa	26	23
A	28	31
BBB/Baa	23	21
BB/Ba	3	3
B	2	3
CCC/Caa	—	1
Not Rated[2]	5	6
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of December 31, 2012 and December 31, 2011, the market value of these securities was $5,352,592, representing 1%, and $6,391,505, representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Structure[3]

Calendar Year Ended December 31,

2013	11%
2014	2
2015	10
2016	7
2017	5
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	DECEMBER 31, 2012	9

Trust Summary as of December 31, 2012	BlackRock New York Municipal 2018 Term Trust

Trust Overview

BlackRock New York Municipal 2018 Term Trust’s (BLH) (the “Trust”) investment objectives seek to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended December 31, 2012, the Trust returned 0.99% based on market price and 5.34% based on NAV. The Trust’s peer group of closed-end funds in the Lipper New York Municipal Debt Funds category posted an average return of 10.53% based on market price and 11.02% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s exposure to health care and industrial development revenue bonds contributed positively to performance as those sectors outperformed the broader municipal market during the period. The Trust’s lower quality holdings also had a positive impact as credit spreads narrowed. The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers that typically hold longer-dated issues as interest rates near the stated maturity date of the Trust were flat-to-slightly lower over the period, while interest rate declines were significantly greater further out on the yield curve, driving prices higher on longer-dated issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BLH
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2012 ($16.05)[1]	4.49%
Tax Equivalent Yield[2]	6.91%
Current Monthly Distribution per Common Share[3]	$0.0600
Current Annualized Distribution per Common Share[3]	$0.7200
Economic Leverage as of December 31, 2012[4]	36%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 4.
10	ANNUAL REPORT	DECEMBER 31, 2012

BlackRock New York Municipal 2018 Term Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	12/31/12	12/31/11	Change	High	Low
Market Price	$16.05	$16.71	(3.95)%	$17.40	$15.76
Net Asset Value	$15.67	$15.64	0.19%	$16.05	$15.45

The following charts show the sector, credit quality allocation and call/maturity structure of the Trust’s long-term investments:

Sector Allocation

	12/31/12	12/31/11
County/City/Special District/School District	35%	23%
Education	17	24
Transportation	16	15
State	13	6
Utilities	8	3
Health	6	12
Housing	3	2
Corporate	2	5
Tobacco	—	10

Credit Quality Allocation1

	12/31/12	12/31/11
AAA/Aaa	18%	14%
AA/Aa	47	36
A	18	17
BBB/Baa	6	22
Not Rated[2]	11	11
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of December 31, 2012 and December 31, 2011, the market value of these securities was $2,008,600, representing 2%, and $3,912,433, representing 5%, respectively, of the Trust’s long-term investments.

Call/Maturity Structure[3]

Calendar Year Ended December 31,

2013	11%
2014	—
2015	2
2016	1
2017	2
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	DECEMBER 31, 2012	11

Schedule of Investments December 31, 2012	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California — 140.8%
Corporate — 11.9%
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, AMT (a):
Republic Services Inc. Project, Series B, 5.25%, 6/01/23	$2,020	$2,287,953
Waste Management Inc. Project, Series A, 5.13%, 7/01/31	4,000	4,237,200
California Pollution Control Financing Authority, Refunding RB:
Mandatory Put Bonds, Republic Services Inc. Project, Series C, AMT, 5.25%, 6/01/23 (a)	2,030	2,290,632
San Diego Gas & Electric, Series A, 5.90%, 6/01/14	3,100	3,337,801
		12,153,586
County/City/Special District/School District — 36.5%
City & County of San Francisco, GO, Refunding, Series R-1, 5.00%, 6/15/18	2,500	3,027,500
City of Vista California, COP, Refunding, Community Projects (NPFGC):
5.00%, 5/01/19	1,000	1,108,420
4.75%, 5/01/21	1,115	1,201,245
County of San Bernardino California, Special Tax Bonds, Community Facilities District No. 2002-1:
5.35%, 9/01/17	105	107,513
5.50%, 9/01/18	245	250,792
Fontana Public Finance Authority California, Tax Allocation Bonds, Refunding, North Fontana Redevelopment Project, Series A (AGM), 5.25%, 9/01/18	3,395	3,403,895
Irvine Unified School District California, Refunding, Special Tax Bonds, Community Facilities District No. 86-1 (AGM), 5.25%, 9/01/18	5,000	5,836,150
Lathrop Financing Authority, RB, Water Supply Project:
5.80%, 6/01/21	995	1,002,552
5.85%, 6/01/22	1,040	1,047,374
5.90%, 6/01/23	1,000	1,006,790
Lodi Unified School District, GO, Refunding (AGM), 4.00%, 8/01/18	1,000	1,129,740
Los Angeles Community College District California, GO, Election of 2001, Series E-1, 4.00%, 8/01/18	200	230,494
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Los Angeles Unified School District California, GO:
Election of 2004, Series H (AGM), 5.00%, 7/01/18	$600	$702,942
Series I, 5.00%, 7/01/20	2,000	2,406,600
Los Banos Unified School District, GO, Election of 2008 (AGM), 5.00%, 8/01/18	475	561,369
Palm Springs Unified School District, GO, Refunding, 5.00%, 8/01/18	2,745	3,328,011
San Manuel Entertainment Authority, Series 04-C, 4.50%, 12/01/16 (b)	4,000	4,150,640
San Marcos Unified School District, GO, CAB (c):
1.70%, 8/01/17	385	356,329
1.99%, 8/01/18	500	447,670
Santa Clara Unified School District, GO, Election of 2004, Series A, 5.00%, 7/01/18	2,190	2,653,097
Stockton East Water District, COP, Refunding, Series B (NPFGC), 5.92%, 4/01/19 (c)	4,590	3,187,984
		37,147,107
Education — 7.8%
California State Public Works Board, Refunding RB, Trustees of the California State University, Series A, 5.00%, 10/01/17	2,415	2,423,573
University of California, Refunding RB:
General, Series AB, 5.00%, 5/15/19	2,500	3,076,100
Series S, 5.00%, 5/15/18	2,000	2,413,420
		7,913,093
Health — 18.8%
ABAG Finance Authority for Nonprofit Corps, RB, San Diego Hospital Association, Series C, 5.38%, 3/01/21	2,100	2,192,673
California Health Facilities Financing Authority, RB:
Health Facility, Adventist Health System, Series A, 5.00%, 3/01/18	1,075	1,082,267
Health Facility, Adventist Health System, Series A, 5.00%, 3/01/19	1,000	1,006,110
Health Facility, Adventist Health System, Series A, 5.00%, 3/01/20	2,060	2,071,783
Health Facility, Adventist Health System, Series A, 5.00%, 3/01/24	1,355	1,362,751
Scripps Health, Series A, 5.00%, 10/01/18	750	897,390
Sutter Health, Series B, 5.00%, 8/15/19	1,430	1,748,575

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AGC AGM AMBAC AMT ARB CAB COP EDA Fannie Mae FHA Freddie Mac GO HDA
Assured Guaranty Corp.
Assured Guaranty Municipal Corp.
American Municipal Bond Assurance Corp.
Alternative Minimum Tax (subject to)
Airport Revenue Bonds
Capital Appreciation Bonds
Certificates of Participation
Economic Development Authority
Federal National Mortgage Association
Federal Housing Administration
Federal Home Loan Mortgage Corporation
General Obligation Bonds
Housing Development Agency
HFA IDA IDB ISD LRB NPFGC Radian RB S/F SONYMA VRDN
Housing Finance Agency
Industrial Development Authority
Industrial Development Board
Independent School District
Lease Revenue Bonds
National Public Finance Guarantee Corp.
Radian Group, Inc.
Revenue Bonds
Single-Family
State of New York Mortgage Agency
Variable Rate Demand Notes

See Notes to Financial Statements.

12	ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments (continued)	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California (continued)
Health (concluded)
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series D, 5.00%, 8/15/18	$515	$619,185
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services, 5.00%, 5/15/18	300	343,014
California Statewide Communities Development Authority, RB, Kaiser Permanente:
Series A, 5.00%, 4/01/19	2,000	2,362,740
Series E-1, 5.00%, 4/01/44 (a)	4,700	5,451,248
		19,137,736
Housing — 3.1%
California HFA, RB, Series A (Fannie Mae):
3.20%, 8/01/18	985	1,059,111
3.50%, 2/01/19	1,925	2,090,916
		3,150,027
State — 13.6%
California State Public Works Board, LRB, Various Capital Projects, Series A, 5.00%, 4/01/18	1,500	1,743,315
California State Public Works Board, Refunding RB, California Community Colleges, Series A, 5.00%, 12/01/17	2,020	2,027,171
State of California, GO, Refunding:
5.00%, 9/01/18	3,400	4,093,940
5.00%, 11/01/20	30	30,109
Series A, 5.00%, 7/01/18	720	872,258
Various Purpose, 5.25%, 10/01/22	4,000	5,064,200
Veterans, Series BZ, AMT (NPFGC), 5.35%, 12/01/21	10	10,018
		13,841,011
Transportation — 23.2%
City of Long Beach California, RB, Series A, 5.00%, 5/15/18	500	602,775
Foothill Eastern Transportation Corridor Agency California, Refunding RB, CAB, 5.96%, 1/15/21 (c)	20,000	12,475,200
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 4.50%, 5/15/19	3,420	4,080,470
Port of Oakland, Refunding RB, Series O, AMT:
5.00%, 5/01/18	2,500	2,909,675
5.00%, 5/01/19	3,000	3,536,160
		23,604,280
Utilities — 25.9%
California State Department of Water Resources, Refunding RB:
Series H, Power Supply, 5.00%, 5/01/22	3,500	4,137,770
Series L, 5.00%, 5/01/19	2,000	2,472,720
Series M, 4.00%, 5/01/18	1,000	1,157,320
Series N, 5.00%, 5/01/19	3,500	4,327,260
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series D, 3.00%, 11/01/18	2,000	2,214,100
Contra Costa Water Authority, Refunding RB, California Water Treatment, Series A, 3.00%, 10/01/18	900	995,283

Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
Cucamonga Valley Water District, Refunding RB, Series A (AGM):
4.00%, 9/01/18	$325	$372,525
3.00%, 9/01/19	375	410,632
4.00%, 9/01/19	325	377,101
Los Angeles County Sanitation Districts Financing Authority, Refunding RB, Series A, 3.00%, 10/01/18	3,000	3,323,790
Los Angeles Department of Water & Power, RB, Series B, 5.00%, 7/01/18	600	725,634
Los Angeles Department of Water & Power, Refunding RB, Power System, Series A, 5.00%, 7/01/19	2,500	3,088,875
Metropolitan Water District of Southern California, Refunding RB, Series B, 4.00%, 7/01/18	1,250	1,456,775
Sacramento Municipal Utility District, Refunding RB, Series X, 5.00%, 8/15/18	400	478,736
Southern California Public Power Authority, Refunding RB, Canyon Power, Series A, 4.00%, 7/01/18	685	780,921
		26,319,442
Total Municipal Bonds in California		143,266,282

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	240	282,259

Puerto Rico — 4.9%
State — 2.7%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities:
Series C, 5.75%, 7/01/19 (d)	5	6,468
Series C, 5.75%, 7/01/19	1,000	1,082,960
Series M, 6.00%, 7/01/20	1,000	1,095,930
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax Revenue, Series C, 5.00%, 8/01/22	485	558,710
		2,744,068
Transportation — 1.2%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series Z (AGM):
6.00%, 7/01/18 (d)	535	658,681
6.00%, 7/01/18	465	532,588
		1,191,269
Utilities — 1.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.00%, 7/01/19	1,015	1,044,212
Total Municipal Bonds in Puerto Rico		4,979,549

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2012	13

Schedule of Investments (concluded)	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
US Virgin Islands — 0.8%
State — 0.8%
Virgin Islands Public Finance Authority, RB, Senior Lien, Matching Fund Loan Note, Series A:
5.25%, 10/01/17	$360	$381,164
5.25%, 10/01/19	455	477,796
Total Municipal Bonds in US Virgin Islands		858,960
Total Long-Term Investments (Cost — $142,143,074) — 146.8%		149,387,050
Short-Term Securities	Shares	Value
BIF California Municipal Money Fund, 0.19% (e)(f)	6,482,117	$6,482,117
Total Short-Term Securities (Cost — $6,482,117) — 6.4%		6,482,117
Total Investments (Cost—$148,625,191) — 153.2%		155,869,167
Other Assets Less Liabilities — 1.4%		1,386,980
Preferred Shares, at Redemption Value — (54.6)%		(55,526,944)
Net Assets Applicable to Common Shares — 100.0%		$101,729,203

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d)	Security is collateralized by Municipal or US Treasury obligations.
(e)	Investments in issuers considered to be an affiliate of the Trust during the year ended December 31, 2012, for purposes of Section 2 (a) (3) of the 1940 Act, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
BIF California Municipal Money Fund	406,702	6,075,415	6,482,117	$36

(f)	Represents the current yield as of report date.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$149,387,050	—	$149,387,050
Short-Term Securities	$6,482,117	—	—	6,482,117
Total	$6,482,117	$149,387,050	—	$155,869,167
[1]	See above Schedule of Investments for values in each sector or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, bank overdraft of $(5,166) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

14	ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments December 31, 2012	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 0.6%
Alabama 21st Century Authority, Refunding RB, Series A, 5.00%, 6/01/18	$500	$587,135
Courtland IDB Alabama, Refunding RB, International Paper Co. Projects, Series A, 4.75%, 5/01/17	1,000	1,044,720
		1,631,855
Arizona — 2.2%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/21	4,660	5,655,516
California — 12.3%
Agua Caliente Band of Cahuilla Indians, RB, 5.60%, 7/01/13 (a)	395	393,783
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/19	2,570	3,142,545
California Pollution Control Financing Authority, RB, Waste Management, Inc. Project, Series C, AMT, 5.13%, 11/01/23 (b)	6,500	7,057,895
California Pollution Control Financing Authority, Refunding RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series C, AMT, 5.25%, 6/01/23 (b)	4,055	4,575,622
California State Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/18	5,000	6,045,900
Los Angeles Regional Airports Improvement Corp., Refunding RB, Facilities Lease, LAXFuel Corp., AMT:
5.00%, 1/01/17	450	510,363
5.00%, 1/01/18	930	1,072,169
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,512,375
San Manuel Entertainment Authority, Series 04-C, 4.50%, 12/01/16 (a)	4,000	4,150,640
		31,461,292
Colorado — 4.8%
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/17	515	556,653
4.00%, 12/01/18	540	590,004
Colorado Housing & Finance Authority, RB, Disposal, Waste Management, Inc. Project, AMT, 5.70%, 7/01/18	5,000	5,761,350
Park Creek Metropolitan District Colorado, Refunding RB, Senior, Limited Tax, Property Tax, 5.25%, 12/01/20	5,010	5,432,093
		12,340,100
Florida — 5.5%
Broward County Florida Airport System Revenue, Refunding RB, Series P-1, AMT, 5.00%, 10/01/18	3,930	4,597,550
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,451,613
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/18	3,000	3,500,670
Pine Island Community Development District, RB, 5.30%, 11/01/10 (c)(d)	400	160,156
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/13 (c)(d)	2,270	1,827,236
Municipal Bonds	Par (000)	Value
Florida (concluded)
Village Center Community Development District, RB, Sub-Series B, 5.88%, 1/01/15	$2,480	$2,541,281
		14,078,506
Guam — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/19	620	729,170
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living Revenue, 5.00%, 11/15/18	370	410,744
Illinois — 13.5%
City of Chicago Illinois, RB, General Airport, Third Lien, Series A (AMBAC):
5.00%, 1/01/19	5,000	5,500,650
5.00%, 1/01/20	3,000	3,300,390
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.00%, 11/01/18	2,290	2,713,284
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC):
5.35%, 6/15/19	1,885	2,054,254
5.40%, 6/15/20	1,985	2,157,179
5.45%, 6/15/21	2,090	2,264,578
Illinois State Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 1/01/19	2,250	2,469,622
Railsplitter Tobacco Settlement Authority, RB, 5.00%, 6/01/18	10,000	11,636,900
State of Illinois, RB, Build Illinois, Series B, 5.00%, 6/15/18	2,000	2,388,520
		34,485,377
Indiana — 2.3%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	3,185	1,950,812
Indiana State Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/19	875	1,055,670
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	2,500	2,801,075
		5,807,557
Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.00%, 11/15/18	2,500	2,987,925
Kentucky — 3.4%
Kenton County School District Finance Corp., Refunding RB, 2.50%, 6/01/18	3,210	3,329,540
Kentucky Housing Corp., RB, Series C, AMT, 4.63%, 7/01/22	3,195	3,348,935
Louisville Jefferson County Metropolitan Government, Refunding RB, Catholic Health Initiatives, 5.00%, 12/01/18	1,755	2,099,770
		8,778,245
Louisiana — 0.4%
Louisiana Public Facilities Authority, RB, Department of Public Safety, Fire Marshal’s Headquarter Project (NPFGC), 5.88%, 6/15/14	925	945,692

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2012	15

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Maryland — 3.5%
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.00%, 1/01/19	$1,685	$1,864,891
University of Maryland Medical System, 5.00%, 7/01/18	1,000	1,154,680
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 3/01/19	5,000	5,882,050
		8,901,621
Massachusetts — 0.1%
Massachusetts State Water Pollution Abatement, Refunding RB, MWRA Program, Sub-Series A, 6.00%, 8/01/23	135	135,618
Michigan — 3.1%
Detroit Water and Sewerage Department, Refunding RB, Sewage Disposal System, Senior Lien, Series A (AGM), 5.00%, 7/01/18	3,000	3,444,660
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital (AGM), 5.00%, 5/15/18	2,025	2,377,552
Michigan State Hospital Finance Authority, Refunding RB, Oakwood Obligation Group, Series A, 5.00%, 7/15/18	1,000	1,126,910
Michigan State Housing Development Authority, Refunding RB, Series B, 4.15%, 4/01/18	1,000	1,091,760
		8,040,882
Mississippi — 4.8%
County of Lowndes Mississippi, Refunding RB, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	9,000	10,596,150
Mississippi Development Bank, Special Obligation, Refunding, Mississippi Highway Refunding Project, 5.00%, 1/01/18	1,420	1,669,025
		12,265,175
Multi-State — 8.8%
Centerline Equity Issuer Trust (Freddie Mac), 6.80%, 10/31/52 (a)(e)	14,000	15,242,780
MuniMae TE Bond Subsidiary LLC (a)(e):
5.20%, 6/29/49	6,000	4,799,880
Series D, 5.90%, 11/29/49	4,000	2,399,920
		22,442,580
Nebraska — 1.7%
Central Plains Energy Project, RB, Gas Project (Project No. 3), 5.00%, 9/01/17	2,330	2,601,189
Public Power Generation Agency, RB, Whelan Energy Center, Series 2-A (AGC), 5.00%, 1/01/18	1,500	1,715,010
		4,316,199
Nevada — 4.7%
City of Henderson Nevada, Special Assessment Bonds, District No. T-18, 5.15%, 9/01/21	1,000	618,720
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.35%, 6/01/17	1,005	1,025,040
Clark County Nevada, Special Assessment Bonds, Refunding, Improvement District No. 142, Mountain’s Edge, 4.00%, 8/01/18	4,385	4,528,258
Municipal Bonds	Par (000)	Value
Nevada (concluded)
Director of the State of Nevada Department of Business & Industry, RB, Mandatory Put Bonds, Republic Services, Inc. Project, AMT, 5.63%, 12/01/26 (b)	$5,120	$5,928,550
		12,100,568
New Hampshire — 3.9%
New Hampshire Business Finance Authority, Refunding RB, Public Service Co. of New Hampshire Project (NPFGC):
Series B, AMT, 4.75%, 5/01/21	2,650	2,753,509
Series C, 5.45%, 5/01/21	7,000	7,100,520
		9,854,029
New Jersey — 14.3%
New Jersey EDA, ARB, Continental Airlines, Inc. Project, AMT, 7.20%, 11/15/30	4,250	4,265,980
New Jersey EDA, Refunding RB, Cigarette Tax Revenue, 5.00%, 6/15/18	5,000	5,736,400
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 5.50%, 4/01/16	7,255	7,562,902
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.25%, 12/01/18	2,500	3,015,500
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.00%, 7/01/18	850	975,273
AtlantiCare Regional Medical Center, 5.00%, 7/01/20	1,500	1,662,390
Barnabas Health, Series A, 5.00%, 7/01/18	2,000	2,300,360
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.55%, 10/01/22	2,410	2,545,080
New Jersey State Turnpike Authority, Refunding RB, Series G, 5.00%, 1/01/18	1,350	1,573,952
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.00%, 6/15/18	2,000	2,366,520
Newark Housing Authority, RB, South Ward Police Facility (AGC), 4.50%, 12/01/18	4,000	4,547,920
		36,552,277
New York — 9.8%
City of New York, New York, GO, Sub-Series F-1, 5.00%, 9/01/18	7,500	8,337,075
Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 11/15/18	1,000	1,211,920
New York State Dormitory Authority, RB, Series A, 5.00%, 3/15/18	8,000	9,562,480
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	1,200	1,383,504
Tobacco Settlement Financing Corp. New York, RB, Asset-Backed, Series B-1C, 5.50%, 6/01/20	4,500	4,593,285
		25,088,264
North Carolina — 4.5%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 4.00%, 1/01/18	3,865	4,384,649
North Carolina HFA, Refunding RB, Series 28-A, AMT, 4.65%, 7/01/23 (b)	3,005	3,151,825

See Notes to Financial Statements.

16	ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
North Carolina (concluded)
Wake County Industrial Facilities & Pollution Control Financing Authority North Carolina, Refunding RB, Carolina Power & Light Co. Project, 5.38%, 2/01/17	$4,000	$4,050,440
		11,586,914
Ohio — 1.4%
State of Ohio, GO, Refunding, Higher Education, Series B, 5.00%, 8/01/18	3,000	3,631,890
Oklahoma — 0.6%
Canadian County Educational Facilities Authority, RB, Mustang Public Schools Project, 4.00%, 9/01/18	1,000	1,113,800
Oklahoma County Finance Authority, Refunding RB, Epworth Villa Project, Series A:
2.00%, 4/01/13	175	174,878
2.25%, 4/01/14	175	174,377
2.50%, 4/01/15	175	173,934
		1,636,989
Pennsylvania — 3.9%
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran, 5.75%, 1/01/19	2,375	2,811,311
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 3.00%, 11/01/18	1,000	1,033,280
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, Inc., Student Housing Project:
4.00%, 10/01/17	275	295,273
4.00%, 10/01/18	560	601,916
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Drexel University, Series A, 5.00%, 5/01/18	1,000	1,176,700
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/18	1,500	1,764,495
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,159,300
State Public School Building Authority, RB, Community College of Allegheny County Project (AGM), 5.00%, 7/15/18	900	1,061,631
		9,903,906
Puerto Rico — 1.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.00%, 7/01/19	2,515	2,587,382
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax Revenue, Series C, 5.00%, 8/01/22	1,320	1,520,613
		4,107,995
South Carolina — 2.0%
South Carolina Jobs EDA, Refunding RB, Palmetto Health Alliance, Series A, 6.13%, 8/01/23	5,000	5,163,000
Tennessee — 3.4%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, CAB, Series A (AGM), 5.63%, 1/01/19 (f)	12,000	8,600,040
Municipal Bonds	Par (000)	Value
Texas — 16.0%
Alliance Airport Authority Texas, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	$2,000	$2,135,440
Birdville ISD Texas, GO, Refunding, CAB (f):
1.30%, 2/15/18	1,615	1,511,592
1.54%, 2/15/19	1,815	1,652,449
1.74%, 2/15/20	2,625	2,319,292
1.95%, 2/15/21	2,500	2,134,625
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/18	750	863,895
5.75%, 1/01/19	750	878,190
City of Dallas Texas, Refunding RB (AGC), 5.00%, 8/15/21	2,500	2,905,175
City of Frisco Texas, GO, Refunding, 2.00%, 2/15/18	1,550	1,618,897
City of Houston Texas, Refunding RB, Sub Lien, Series B, 5.00%, 7/01/18	1,000	1,180,940
Love Field Airport Modernization Corp., RB, Southwest Airlines Co.-Love Field Modernization Program Project, AMT, 5.00%, 11/01/18	5,000	5,514,400
Lower Colorado River Authority, Refunding RB, LCRA Transmission, Series B, 5.00%, 5/15/18	5,000	5,911,150
North Texas Tollway Authority, Refunding RB, Series C:
5.00%, 1/01/19	2,215	2,619,171
5.25%, 1/01/20	4,000	4,736,560
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/18	4,360	4,888,083
		40,869,859
US Virgin Islands — 0.4%
Virgin Islands Public Finance Authority, Refunding RB, Senior Lien, Series B, 5.00%, 10/01/18	1,000	1,125,670
Virginia — 1.9%
City of Norfolk Virginia, Refunding RB, Water Revenue, 5.00%, 11/01/18	1,230	1,501,842
Economic Development Authority of Hanover County Residential Care Facility, RB, Covenant Woods, Series A, 3.00%, 7/01/14	415	419,872
Virginia HDA, Refunding RB, Sub-Series E-2, AMT, 4.38%, 10/01/19	2,750	2,856,590
		4,778,304
Washington — 0.2%
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B, 5.00%, 10/01/18	500	595,825
Wisconsin — 1.9%
City of Franklin Wisconsin, RB, Waste Management, Inc. Project, AMT, 4.95%, 4/01/16	1,990	2,193,398
State of Wisconsin, Refunding RB, Series A, 5.00%, 5/01/18	1,000	1,196,900
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.00%, 4/01/19	1,265	1,525,894
		4,916,192
Total Municipal Bonds — 139.2%		355,925,776

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2012	17

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (g) — 2.3%	Par (000)	Value
Illinois — 2.3%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.00%, 11/01/20	$5,000	$5,835,750
Total Long-Term Investments (Cost — $342,149,013) — 141.5%		361,761,526
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.01% (h)(i)	26,827,828	$26,827,828
Total Short-Term Securities (Cost — $26,827,828) — 10.5%		26,827,828
Total Investments (Cost—$368,976,841) — 152.0%		388,589,354
Other Assets Less Liabilities — 1.8%		4,726,596
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.5)%		(3,751,179)
Preferred Shares, at Redemption Value — (52.3)%		(133,853,515)
Net Assets Applicable to Common Shareholders — 100.0%		$255,711,256

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)
Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in issuers considered to be an affiliate of the Trust during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
FFI Institutional Tax-Exempt Fund	925,301	25,902,527	26,827,828	$1,639

(i)	Represents the current yield as of report date.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market- corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$361,761,526	—	$361,761,526
Short-Term Securities	$26,827,828	—	—	26,827,828
Total	$26,827,828	$361,761,526	—	$388,589,354
[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

18	ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments (concluded)	BlackRock Municipal 2018 Term Trust (BPK)

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(2,179)	—	$(2,179)
TOB trust certificates	—	(3,750,000)	—	(3,750,000)
Total	—	$(3,752,179)	—	$(3,752,179)

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2012	19

Schedule of Investments December 31, 2012	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York — 137.2%
Corporate — 2.4%
Port Authority of New York & New Jersey, RB, Continental Airlines, Inc. and Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	$1,325	$1,357,979
County/City/Special District/School District — 50.5%
City of New York, New York, GO:
Series M, 5.00%, 4/01/23	1,390	1,514,933
Sub-Series G-1, 5.00%, 4/01/18	5,000	5,963,200
Sub-Series H-2, 5.00%, 6/01/20	3,470	4,261,091
City of Rochester New York, Refunding, GO, Series I, 4.00%, 8/15/18	2,500	2,840,325
New York City Transitional Finance Authority, RB, Fiscal 2008, Series S-1, 5.00%, 1/15/23	1,400	1,617,644
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 2/01/20	2,000	2,464,780
New York State, Series E, GO:
5.00%, 12/15/18	1,000	1,226,500
5.00%, 12/15/20	2,000	2,527,100
New York State Dormitory Authority, RB:
Series E, 5.00%, 8/15/19	1,500	1,848,930
State University Dormitory Facilities, Series A, 5.00%, 7/01/18	1,045	1,255,453
New York State Dormitory Authority, Refunding RB, Third General Resolution, State University Educational Facilities, Series A, 4.00%, 5/15/18	1,000	1,139,480
New York State Urban Development Corp., Refunding RB, Series D, 5.50%, 1/01/19	750	926,370
Owego Apalachin Central School District, GO, Refunding (AGM), 4.00%, 6/15/18	1,015	1,141,215
		28,727,021
Education — 25.0%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/25 (a)(b)	450	67,487
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series B, 5.00%, 9/01/18	1,000	1,184,450
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/21	250	303,845
New York State Dormitory Authority, RB:
Mental Health Services, 5.00%, 8/15/18	1,020	1,224,449
Pratt Institute, Series C (AGC), 5.00%, 7/01/19	600	718,314
School District Financing Program, Series C, 4.00%, 10/01/18	535	605,176
University of Rochester, Series A, 5.00%, 7/01/21	1,155	1,385,111
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, Series A (Radian), 5.50%, 7/01/13 (c)	1,000	1,025,860
Mental Health Services, 5.00%, 8/15/18 (d)	5	6,103
Teachers College, Series A, 5.00%, 7/01/17	200	233,916
Teachers College, Series A, 5.00%, 7/01/18	250	295,092
Yeshiva University, 5.00%, 9/01/27	2,000	2,274,940
Westchester County Industrial Development Agency New York, RB, Purchase College Foundation Housing, Series A (AMBAC), 5.13%, 12/01/22	3,710	3,752,702

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A:
5.00%, 6/01/18	$600	$688,284
5.00%, 6/01/19	400	466,268
		14,231,997
Health — 8.8%
East Rochester Housing Authority New York, Refunding RB, Genesee Valley Nursing Center (FHA), 5.20%, 12/20/24	1,090	1,097,673
New York State Dormitory Authority, Refunding RB, Miriam Osborn Memorial Home, 2.50%, 7/01/18	1,890	1,903,098
Orange County Industrial Development Agency New York, Refunding RB, St. Luke’s Hospital Newburgh New York Project, Series A (Radian), 5.38%, 12/01/21	2,000	2,008,600
		5,009,371
Housing — 3.6%
New York State Dormitory Authority, Refunding RB, Series A:
North Shore Long Island Jewish, 5.00%, 5/01/18	615	720,220
North Shore Long Island Jewish, 4.00%, 5/01/19	250	282,302
North Shore Long Island Jewish, 5.00%, 5/01/19	650	772,681
State University Educational Facilities, 5.88%, 5/15/17	125	144,294
New York State Housing Finance Agency, RB, Affordable Housing, Series E (SONYMA), 1.50%, 5/01/18	120	119,309
		2,038,806
State — 16.6%
Monroe County Industrial Development Agency, RB, Rochester Schools Modernization Project, Series A, 5.00%, 5/01/18	1,000	1,178,380
New York State Dormitory Authority, RB, Series A, 5.00%, 3/15/18	2,000	2,390,620
New York State Dormitory Authority, Refunding LRB, Municipal Health Facilities, 4.00%, 5/15/18	550	618,877
New York State Thruway Authority, Refunding RB, Series A:
4.00%, 3/15/18	2,000	2,289,780
5.00%, 3/15/18	2,000	2,390,620
New York State Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 12/15/22	500	597,900
		9,466,177
Transportation — 23.3%
Metropolitan Transportation Authority, Refunding RB:
Series A, 5.00%, 11/15/18	1,000	1,211,920
Series C, 4.00%, 11/15/16	1,000	1,112,960
Series C, 5.00%, 11/15/17	1,000	1,173,350
Series C, 5.00%, 11/15/18	1,965	2,346,996
New York State Thruway Authority, RB:
Refunding, Series I, 5.00%, 1/01/18	1,300	1,530,737
Transportation, Series A, 5.00%, 3/15/20	1,750	2,099,755
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	300	345,876
Triborough Bridge & Tunnel Authority, Refunding RB, Series B, 4.00%, 11/15/18	3,000	3,443,010
		13,264,604

See Notes to Financial Statements.

20	ANNUAL REPORT	DECEMBER 31, 2012

Schedule of Investments (continued)	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities — 7.0%
Long Island Power Authority, Refunding RB, Series A, 5.25%, 4/01/21	$1,000	$1,188,270
New York City Municipal Water Finance Authority, Refunding RB, Series FF, 5.00%, 6/15/20	2,000	2,483,740
Upper Mohawk Valley Regional Water Finance Authority, Refunding RB, Series 2012, 4.00%, 4/01/18	300	334,233
		4,006,243
Total Municipal Bonds in New York		78,102,198

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	140	164,651

Puerto Rico — 6.6%
State — 2.8%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax Revenue, Series C, 5.00%, 8/01/22	1,365	1,572,453
Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
Utilities — 3.8%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.00%, 7/01/19	$570	$586,404
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/21	1,500	1,578,360
		2,164,764
Total Municipal Bonds in Puerto Rico		3,737,217
Total Long-Term Investments (Cost — $79,038,010) — 144.1%		82,004,066

Short-Term Securities
New York — 8.8%
New York State Housing Finance Agency, RB, 175 West 60th Street, VRDN, 0.12%, 1/07/13 (e)	5,000	5,000,000

	Shares
Money Market Funds — 1.0%
BIF New York Municipal Money Fund, 0.00% (f)(g)	577,963	577,963
Total Short-Term Securities (Cost — $5,577,963) — 9.8%		5,577,963
Total Investments (Cost—$84,615,973) — 153.9%		87,582,029
Other Assets Less Liabilities — 1.3%		739,876
Preferred Shares, at Redemption Value — (55.2)%		(31,401,099)
Net Assets Applicable to Common Shares — 100.0%		$56,920,806

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default of interest payments.
(b)	Non-income producing security.
(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Security is collateralized by Municipal or US Treasury obligations.
(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
BIF New York Municipal Money Fund	1,989,090	(1,411,127)	577,963	$54

(g)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2012	21

Schedule of Investments (concluded)	BlackRock New York Municipal 2018 Term Trust (BLH)
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$82,004,066	—	$82,004,066
Short-Term Securities	$577,963	5,000,000	—	5,577,963
Total	$577,963	$87,004,066	—	$87,582,029
[1]	See above Schedule of Investments for values in each sector or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, bank overdraft of $(455) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

22	ANNUAL REPORT	DECEMBER 31, 2012

Statements of Assets and Liabilities

December 31, 2012	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)
Assets
Investments at value — unaffiliated[1]	$149,387,050	$361,761,526	$87,004,066
Investments at value — affiliated[2]	6,482,117	26,827,828	577,963
Interest receivable	1,524,475	4,238,825	845,576
Investments sold receivable	15,213	800,000	—
Prepaid expenses	6,722	16,881	3,888
Total assets	157,415,577	393,645,060	88,431,493
Accrued Liabilities
Bank overdraft	5,166	2,179	455
Investment advisory fees payable	52,751	133,353	30,029
Income dividends payable — Common Shares	17,616	60,497	5,591
Officer’s and Trustees’ fees payable	9,584	40,719	7,036
Interest expense and fees payable	—	1,179	—
Other accrued expenses payable	74,313	92,362	66,477
Total accrued liabilities	159,430	330,289	109,588
Other Liabilities
TOB trust certificates	—	3,750,000	—
Total liabilities	159,430	4,080,289	109,588
Preferred Shares at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3]	55,526,944	133,853,515	31,401,099
Net Assets Applicable to Common Shareholders	$101,729,203	$255,711,256	$56,920,806
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$91,946,843	$231,732,309	$52,539,382
Undistributed net investment income	4,001,719	12,424,145	2,011,007
Accumulated net realized loss	(1,463,335)	(8,057,711)	(595,639)
Net unrealized appreciation/depreciation	7,243,976	19,612,513	2,966,056
Net Assets Applicable to Common Shareholders	$101,729,203	$255,711,256	$56,920,806
Net asset value per Common Share	$15.81	$16.07	$15.67

[1] Investments at cost — unaffiliated	$142,143,074	$342,149,013	$84,038,010

[2] Investments at cost — affiliated	$6,482,117	$26,827,828	$577,963

[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	2,221	5,354	1,256

[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	6,433,028	15,908,028	3,633,028

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2012	23

Statements of Operations

Year Ended December 31, 2012	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)
Investment Income
Interest	$5,502,490	$16,006,247	$2,902,890
Income — affiliated	73	1,909	86
Total income	5,502,563	16,008,156	2,902,976
Expenses
Investment advisory	627,170	1,570,614	355,178
Commissions for Preferred Shares	82,580	195,119	45,995
Professional	80,947	130,375	45,283
Accounting services	43,001	57,552	23,577
Transfer agent	28,846	47,151	26,212
Printing	17,437	19,172	11,467
Officer and Trustees	12,989	39,288	7,812
Custodian	12,803	24,147	8,716
Registration	9,188	9,188	9,188
Miscellaneous	25,783	39,468	20,456
Total expenses excluding interest expense and fees	940,744	2,132,074	553,884
Interest expense and fees[1]	—	20,736	—
Total expenses	940,744	2,152,810	553,884
Less fees waived by Manager	(8,858)	(3,412)	(7,751)
Total expenses after fees waived	931,886	2,149,398	546,133
Net investment income	4,570,677	13,858,758	2,356,843
Realized and Unrealized Gain (Loss)
Net realized gain from investments	2,234,212	5,294,463	619,851
Net change in unrealized appreciation/depreciation on investments	(372,381)	2,762,824	248,956
Total realized and unrealized gain	1,861,831	8,057,287	868,807
Dividends to Preferred Shareholders From[2]
Net investment income	(143,300)	(345,256)	(80,614)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$6,289,208	$21,570,789	$3,145,036
[1]	Related to TOBs.
[2]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

24	ANNUAL REPORT	DECEMBER 31, 2012

Statements of Changes in Net Assets

	BlackRock California Municipal 2018 Term Trust (BJZ)		BlackRock Municipal 2018 Term Trust (BPK)
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011
Operations
Net investment income	$4,570,677	$5,542,805	$13,858,758	$16,570,675
Net realized gain (loss)	2,234,212	(509,142)	5,294,463	518,667
Net change in unrealized appreciation/depreciation	(372,381)	8,769,591	2,762,824	15,323,597
Dividends to Preferred Shareholders from net investment income[1]	(143,300)	(160,199)	(345,256)	(379,331)
Net increase in net assets applicable to Common Shareholders resulting from operations	6,289,208	13,643,055	21,570,789	32,033,608
Dividends to Common Shareholders From[1]
Net investment income	(4,905,184)	(5,558,136)	(14,928,093)	(14,889,914)
Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	1,384,024	8,084,919	6,642,696	17,143,694
Beginning of year	100,345,179	92,260,260	249,068,560	231,924,866
End of year	$101,729,203	$100,345,179	$255,711,256	$249,068,560
Undistributed net investment income	$4,001,719	$5,389,726	$12,424,145	$16,574,360
[1]	Dividends are determined in accordance with federal income tax regulations.

	BlackRock New York Municipal 2018 Term Trust (BLH)
	Year Ended December 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011
Operations
Net investment income	$2,356,843	$3,618,066
Net realized gain	619,851	140,620
Net change in unrealized appreciation/depreciation	248,956	1,555,170
Dividends to Preferred Shareholders from net investment income[1]	(80,614)	(89,502)
Net increase in net assets applicable to Common Shareholders resulting from operations	3,145,036	5,224,354
Dividends to Common Shareholders From[1]
Net investment income	(3,032,489)	(3,574,900)
Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	112,547	1,649,454
Beginning of year	56,808,259	55,158,805
End of year	$56,920,806	$56,808,259
Undistributed net investment income	$2,011,007	$3,301,567
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2012	25

Financial Highlights	BlackRock California Municipal 2018 Term Trust (BJZ)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.60	$14.34	$14.36	$11.94	$14.82
Net investment income[1]	0.71	0.86	0.98	1.03	1.05
Net realized and unrealized gain (loss)	0.28	1.28	(0.11)	2.25	(2.90)
Dividends to Preferred Shareholders from net investment income[2]	(0.02)	(0.02)	(0.03)	(0.05)	(0.29)
Net increase (decrease) from investment operations	0.97	2.12	0.84	3.23	(2.14)
Dividends to Common Shareholders from net investment income[2]	(0.76)	(0.86)	(0.86)	(0.81)	(0.74)
Net asset value, end of year	$15.81	$15.60	$14.34	$14.36	$11.94
Market price, end of year	$16.21	$16.34	$15.38	$15.09	$11.60

Total Investment Return[3]
Based on net asset value	6.16%	14.86%	5.56%	27.09%	(15.18)%
Based on market price	3.92%	12.17%	7.73%	37.46%	(20.70)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	0.93%	0.93%	0.92%	0.96%	0.97%
Total expenses after fees waived[4]	0.92%	0.91%	0.91%	0.95%	0.96%
Net investment income[4]	4.51%	5.82%	6.64%	7.56%	7.43%
Dividends to Preferred Shareholders	0.14%	0.17%	0.24%	0.38%	2.07%
Net investment income to Common Shareholders	4.37%	5.65%	6.40%	7.18%	5.36%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$101,729	$100,345	$92,260	$92,410	$76,795
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$55,525	$55,525	$55,525	$55,525	$55,525
Portfolio turnover	15%	28%	7%	5%	1%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$70,803	$70,180	$66,542	$66,609	$59,580
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to Preferred Shareholders.

See Notes to Financial Statements.

26	ANNUAL REPORT	DECEMBER 31, 2012

Financial Highlights	BlackRock Municipal 2018 Term Trust (BPK)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance

Net asset value, beginning of year	$15.66	$14.58	$14.32	$11.63	$15.06
Net investment income[1]	0.87	1.04	1.07	1.12	1.12
Net realized and unrealized gain (loss)	0.50	1.00	0.16	2.54	(3.35)
Dividends to Preferred Shareholders from net investment income[2]	(0.02)	(0.02)	(0.03)	(0.05)	(0.29)
Net increase (decrease) from investment operations	1.35	2.02	1.20	3.61	(2.52)
Dividends to Common Shareholders from net investment income[2]	(0.94)	(0.94)	(0.94)	(0.92)	(0.91)
Net asset value, end of year	$16.07	$15.66	$14.58	$14.32	$11.63
Market price, end of year	$16.56	$16.59	$15.75	$15.15	$12.97

Total Investment Return[3]

Based on net asset value	8.42%	13.86%	7.94%	30.92%	(17.96)%
Based on market price	5.46%	11.66%	10.22%	24.20%	(9.47)%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	0.86%	0.85%	0.88%	0.92%	0.94%
Total expenses after fees waived[4]	0.86%	0.85%	0.88%	0.91%	0.93%
Total expenses after fees waived and excluding interest expense and fees[4,5]	0.85%	0.84%	0.87%	0.90%	0.91%
Net investment income[4]	5.51%	6.94%	7.23%	8.36%	8.04%
Dividends to Preferred Shareholders	0.14%	0.16%	0.23%	0.36%	2.10%
Net investment income to Common Shareholders	5.37%	6.78%	7.00%	8.00%	5.94%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$255,711	$249,069	$231,925	$227,780	$185,049
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$133,850	$133,850	$133,850	$133,850	$133,850
Portfolio turnover	23%	13%	6%	11%	4%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$72,761	$71,521	$68,319	$67,546	$59,571
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to Preferred Shareholders.
[5]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2012	27

Financial Highlights	BlackRock New York Municipal 2018 Term Trust (BLH)

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.64	$15.18	$15.57	$13.78	$15.98
Net investment income[1]	0.65	1.00	1.03	1.10	1.08
Net realized and unrealized gain (loss)	0.23	0.46	(0.33)	1.67	(2.16)
Dividends to Preferred Shareholders from net investment income[2]	(0.02)	(0.02)	(0.03)	(0.05)	(0.29)
Net increase (decrease) from investment operations	0.86	1.44	0.67	2.72	(1.37)
Dividends to Common Shareholders from net investment income[2]	(0.83)	(0.98)	(1.06)	(0.93)	(0.83)
Net asset value, end of year	$15.67	$15.64	$15.18	$15.57	$13.78
Market price, end of year	$16.05	$16.71	$15.92	$16.90	$13.97

Total Investment Return[3]

Based on net asset value	5.34%	9.41%	3.90%	19.76%	(9.12)%
Based on market price	0.99%	11.46%	0.39%	28.22%	(9.00)%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	0.96%	0.99%	1.02%	1.00%	1.05%
Total expenses after fees waived[4]	0.95%	0.98%	1.01%	0.99%	1.02%
Net investment income[4]	4.11%	6.52%	6.60%	7.30%	7.06%
Dividends to Preferred Shareholders	0.14%	0.16%	0.22%	0.34%	1.88%
Net investment income to Common Shareholders	3.97%	6.36%	6.38%	6.96%	5.18%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$56,921	$56,808	$55,159	$56,580	$50,058
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$31,400	$31,400	$31,400	$31,400	$31,400
Portfolio turnover	48%	16%	6%	14%	6%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$70,319	$70,230	$68,918	$70,050	$64,857
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to Preferred Shareholders.

See Notes to Financial Statements.

28	ANNUAL REPORT	DECEMBER 31, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock California Municipal 2018 Term Trust (“BJZ”), BlackRock Municipal 2018 Term Trust (“BPK”) and BlackRock New York Municipal 2018 Term Trust (“BLH”) (collectively, the “Trusts” or individually as a “Trust”) are organized as Delaware statutory trusts. BPK is registered under the 1940 Act as a diversified, closed-end management investment company. BJZ and BLH are registered as non-diversified, closed-end management investment companies under the 1940 Act. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Board of Trustees of the Trusts are referred to throughout this report as the “Board”, and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine, and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (continued)

settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: BPK leverages its assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which BPK, or an agent on behalf of BPK, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which BPK has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust.

The TOB Residuals held by BPK include the right of BPK (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to BPK. The TOB may also be collapsed without the consent of BPK, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a Termination Event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended December 31, 2012, no TOBs in which BPK participated were terminated without the consent of BPK.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to BPK. BPK typically invests the cash received in additional municipal bonds. BPK’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the BPK’s Schedule of Investments and the TOB Trust Certificates are shown in other liabilities in the Statement of Assets and Liabilities. The carrying amount of the BPK’s payable to the holder of the TOB Trust Certificates, as reported in Statement of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

BPK may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When BPK invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If BPK invests in a TOB on a recourse basis, BPK will typically enter into a reimbursement agreement with the Liquidity Provider where BPK is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, BPK investing in a recourse TOB would bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedule of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by BPK on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statement of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At December 31, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Interest Rate
BPK	$5,835,750	$3,750,000	0.16%
30	ANNUAL REPORT	DECEMBER 31, 2012

Notes to Financial Statements (continued)

For the year ended December 31, 2012, BPK’s average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BPK	$3,750,000	0.55%

Should short-term interest rates rise BPK’s investments in TOBs may adversely affect BPK’s net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect BPK’s NAV per share.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 6.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Prior to March 31, 2012, each Trust elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statements of Operations. Deferred compensation liabilities are included in officer’s and trustees’ fees payable on the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

ANNUAL REPORT	DECEMBER 31, 2012	31

Notes to Financial Statements (continued)

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at an annual rate of 0.40% of each Trust’s average weekly managed assets. Average weekly managed assets are the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2012, were as follows:

	Purchases	Sales
BJZ	$22,129,735	$28,449,342
BPK	$88,766,910	$113,202,973
BLH	$41,180,357	$44,388,897

4. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to the retention of tax-exempt income were reclassified to the following accounts:

	BJZ	BPK	BLH
Paid-in capital	$910,200	$2,735,500	$534,300
Undistributed net investment income	$(910,200)	$(2,735,624)	$(534,300)
Accumulated net realized loss	—	$124	—

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	BJZ	BPK	BLH
Tax-exempt income[1]
12/31/12	$5,048,484	$15,172,544	$3,095,622
12/31/11	5,718,335	15,269,245	3,664,402
Ordinary Income[2]
12/31/12	—	100,805	17,481
12/31/11	—	—	—
Total
12/31/12	$5,048,484	$15,273,349	$3,113,103
12/31/11	$5,718,335	$15,269,245	$3,664,402
[1]	The Trusts designate these amounts paid during the fiscal year ended December 31, 2012, as exempt-interest dividends.
[2]	Ordinary income consists primarily of taxable income recognized from market discount.

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

	BJZ	BPK	BLH
Undistributed tax-exempt income	$4,010,354	$12,357,935	$2,017,636
Capital loss carryforwards	(1,463,335)	(7,962,840)	(595,638)
Net unrealized gains[1]	7,235,341	19,583,852	2,959,426
Total	$9,782,360	$23,978,947	$4,381,424
[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

As of December 31, 2012, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BJZ	BPK	BLH
2013	$332,071	—	—
2014	—	$6,871,194	—
2015	470,704	889,102	$304,150
2017	660,560	202,544	—
2018	—	—	291,488
Total	$1,463,335	$7,962,840	$595,638
32	ANNUAL REPORT	DECEMBER 31, 2012

Notes to Financial Statements (continued)

During the year ended December 31, 2012, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BJZ	$2,234,156
BPK	$5,253,388
BLH	$619,807

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BJZ	BPK	BLH

Tax cost	$148,625,191	$365,147,140	$84,616,202
Gross unrealized appreciation	$7,373,629	$24,820,056	$3,413,918
Gross unrealized depreciation	(129,653)	(5,127,842)	(448,091)
Net unrealized appreciation	$7,243,976	$19,692,214	$2,965,827

5. Concentration, Market and Credit Risk:

BJZ and BLH invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a trust.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. Each Trust manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of December 31, 2012, BJZ and BLH invested a significant portion of their assets in securities in the county/city/special district/school district sector. Changes in economic conditions affecting the county/city/special district/school district sector would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

6. Capital Share Transactions:

The Trusts are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

Shares issued and outstanding remained constant for all Trusts for the years ended December 31, 2012 and December 31, 2011.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a

ANNUAL REPORT	DECEMBER 31, 2012	33

Notes to Financial Statements (continued)

closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Preferred Shares are redeemable at the option of each Trust, (BJZ, BPK, BLH), in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its Preferred Shares at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The Trusts had the following series of Preferred Shares outstanding, effective yields and reset frequency as of December 31, 2012:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days
BJZ	M7	2,221	0.21%	7
BPK	W7	2,677	0.21%	7
	R7	2,677	0.21%	7
BLH	T7	1,256	0.21%	7

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares prior to November 1, 2012 was the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The Kenny S&P 30-day High Grade Index was discontinued as of November 1, 2012. For purposes of calculating the maximum applicable rate, the Kenny S&P 30-day High Grade Index was replaced with the S&P Municipal Bond 7 Day High Grade Rate Index as of November 1, 2012. The low, high and average dividend rates on the Preferred Shares for each Trust for the year ended December 31, 2012 were as follows:

	Series	Low	High	Average
BJZ	M7	0.11%	0.40%	0.25%
BPK	W7	0.11%	0.38%	0.26%
	R7	0.11%	0.40%	0.26%
BLH	T7	0.11%	0.38%	0.25%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 0.40% for the year ended December 31, 2012. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Trust’s Preferred Shares than buyers. A successful auction for the Trusts’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

Preferred Shares issued and outstanding remained constant during the years ended December 31, 2012 and December 31, 2011.

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on February 1, 2013 to Common Shareholders of record on January 15, 2013:

Common Dividend Per Share
BJZ	$0.0575
BPK	$0.0758
BLH	$0.0600

Additionally, the Trusts declared a net investment income dividend on February 1, 2013 payable to Common Shareholders of record on February 15, 2013 for the same amounts noted above.

34	ANNUAL REPORT	DECEMBER 31, 2012

Notes to Financial Statements (concluded)

The dividends declared on Preferred Shares for the period January 1, 2013 to January 31, 2013 were as follows:

	Series	Dividends Declared
BJZ	M7	$8,691
BPK	W7	$10,469
	R7	$8,888
BLH	T7	$5,004

On January 2, 2013, the Trusts announced the following partial redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BJZ	M7	1/22/13	261	$6,525,000
BPK	W7	1/24/13	714	$17,850,000
	R7	1/25/13	714	$17,850,000
BLH	T7	1/23/13	223	$5,575,000

In addition, on January 8, 2013, BPK announced the following partial redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BPK	W7	1/31/13	40	$1,000,000
	R7	2/01/13	40	$1,000,000
ANNUAL REPORT	DECEMBER 31, 2012	35

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
BlackRock California Municipal 2018 Term Trust,
BlackRock Municipal 2018 Term Trust
and BlackRock New York Municipal 2018 Term Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust and BlackRock New York Municipal 2018 Term Trust (collectively, the “Trusts”), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trusts as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte &Touche LLP
Boston, Massachusetts
February 22, 2013

36	ANNUAL REPORT	DECEMBER 31, 2012

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on the Trusts’ primary exchange (“open-market purchases”). The Trusts will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at www.computershare.com/investor, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	DECEMBER 31, 2012	37

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 2001
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				93 RICs consisting of 89 Portfolios	None

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.
				93 RICs consisting of 89 Portfolios	AtriCure, Inc. (medical devices)

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011
Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.
				93 RICs consisting of 89 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2001
Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				93 RICs consisting of 89 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				93 RICs consisting of 89 Portfolios	The McClatchy Company (publishing) BellSouth (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	93 RICs consisting of 89 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007
Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				93 RICs consisting of 89 Portfolios	BlackRock Kelso Capital Corp. (business development company)
38	ANNUAL REPORT	DECEMBER 31, 2012

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004
Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.
				93 RICs consisting of 89 Portfolios	ADP (data and information services) KKR Financial Corporation (finance) Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
				93 RICs consisting of 89 Portfolios	None
[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof. In 2011 and 2012, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by additional one-year periods, which the Board believes would be in the best interest of shareholders.
[2]	Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.
Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
			155 RICs consisting of 278 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock, from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
			155 RICs consisting of 278 Portfolios	None
[3]	Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.
ANNUAL REPORT	DECEMBER 31, 2012	39

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]
Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007, Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.

[1] Officers of the Trusts serve at the pleasure of the Board.

[2] Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036
40	ANNUAL REPORT	DECEMBER 31, 2012

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Trust uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Trust.

A Trust may also have investments in “underlying funds” not advised by BlackRock (which for purposes of the no-action letter referenced below may include certain securitized vehicles and/or mortgage REITS that may invest in CFTC Derivatives). BlackRock Advisors, LLC has no transparency into the holdings of these underlying funds because they are not advised by BlackRock. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5, to delay registration as a “commodity pool operator” until June 30, 2013 or six months from the date in which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BlackRock Advisors, LLC, the adviser of the Trusts, has filed a claim with the CFTC to rely on this no-action relief.

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012 for shareholders of record on May 31, 2012 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class II Trustees as follows:

	Frank J. Fabozzi[1]			James T. Flynn			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BJZ	1,290	281	0	5,807,752	177,650	0	5,807,752	177,650	0
BPK	3,676	903	0	15,073,773	237,308	0	15,145,176	165,905	0
BLH	840	382	0	3,259,117	183,061	0	3,259,117	183,061	0

[1]	Voted on by holders of Preferred Shares only.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	DECEMBER 31, 2012	41

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors,
Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

42	ANNUAL REPORT	DECEMBER 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	DECEMBER 31, 2012	43

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts leverage their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-BK3-12/12-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

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Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal 2018 Term Trust	$29,100	$28,500	$3,500	$3,500	$9,300	$8,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

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unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal 2018 Term Trust	$12,800	$12,300

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

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(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2012.

(a)(1) The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Messrs. Soccio, Jaeckel and O’Connor are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Soccio, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2011, 2006 and 2006, respectively.

Portfolio Manager	Biography
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

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(a)(2)	As of December 31, 2012:
	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	11	0	0	0	0	0
	$3.91 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr., CFA	63	0	0	0	0	0
	$27.05 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$27.05 Billion	$0	$0	$0	$0	$0
(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient

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flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of December 31, 2012:

Portfolio Manager Compensation Overview

 BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Theodore Jaeckel Jr., CFA	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor's Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.
Walter O’Connor Phillip Soccio, CFA	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor's Municipal Bond Index), certain customized indices and certain fund industry peer groups.

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Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other Compensation Benefits

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Jaeckel, O’Connor and Soccio are each eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of December 31, 2012.
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Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio, CFA	None
Theodore R. Jaeckel, Jr., CFA	None
Walter O’Connor	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Municipal 2018 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal 2018 Term Trust

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal 2018 Term Trust

Date: February 28, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock California Municipal 2018 Term Trust

Date: February 28, 2013

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